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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: April 21, 2005
             Date of Earliest Event Reported: April 16, 2005


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement

On April 16, 2005, The Human Resources Committee of the Board of Directors of The Pep Boys - Manny, Moe & Jack (the "Company") approved the performance criteria and the relative weighting of each criterion that will be used to determine executive officer cash bonus awards under the Company's Annual Incentive Bonus Plan (the "Incentive Plan") for the fiscal year ending January 28, 2006 ("Fiscal Year 2005"). The Fiscal Year 2005 performance criteria against which each of the executive officers will be measured are as follows:


                                            EVP-                 SVP-          SVP-
Performance                            Merchandising   SVP-      Retail       Service
Measure                          CEO    & Marketing    CFO     Operations    Operations
------------------------------   ---   -------------   ----    ----------    ----------

Operating Profit                 50%        30%        30%        30%           30%
Manager/Director Turnover        15%         9%         9%         9%            9%
Service Customer Service Index   15%         9%         9%         9%            9%
Working Capital                  10%         6%         6%         6%            6%
Capital Expenditures             10%         6%         6%         6%            6%
Departmental Goals                -         40%        40%        40%           40%


A copy of the Incentive Plan was filed as Exhibit 10.27 to the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 and is incorporated by reference herein.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Harry F. Yanowitz
                               --------------------------------------
                               Harry F. Yanowitz
                               Senior Vice President and Chief Financial
                               Officer


Date:  April 21, 2005

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